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                                                                   EXHIBIT 10.22

                  AMENDMENT NO. 1 TO SECURITYHOLDERS AGREEMENT

      This Amendment No. 1 (this "Amendment") to the Securityholders Agreement (the "Agreement") among Agrilink Holdings LLC (the "Company") and the other parties listed on the signature pages thereto, dated as of August 19, 2002, is entered into as of August 30, 2003. All capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Agreement.

      WHEREAS, pursuant to Section 7.1 of the Agreement, the Agreement may be modified or amended if such modifications or amendments are approved in writing by each of the Company, the Vestar Majority Holders, the Pro-Fac Majority Holders and the Employee Majority Holders (together, the "Securityholders");

      NOW THEREFORE, the Securityholders desire to amend the Agreement in accordance with the terms of Section 7.1 of the Agreement to reflect the foregoing, and hereby agree as follows:


                                   ARTICLE I
                                   AMENDMENTS

      1.1 Section 2.1(a) of the Agreement. The word "nine" in Section 2.1(a) of the Agreement is hereby deleted and replaced with the words "not less than nine but not more than eleven (as determined by the Vestar Majority Holders)".

      1.2 Section 2.1(a)(i) of the Agreement. The words "five (5)" in Section 2.1(a), clause (i) of the Agreement are hereby deleted and replaced with the words "six (6)".

      1.3 Section 2.1(a)(iv) of the Agreement. Section 2.1(a), clause (iv) of the Agreement is hereby deleted in its entirety and replaced with the following:

            (iv) two (2) members/directors designated by the Vestar Majority Holders; provided, that none of such members/directors is a member, or former member, of the Company's or its Subsidiaries' management or an employee or officer or former employee or officer of the Company or its Subsidiaries nor a principal or former principal of Vestar (the "Independent Directors")

      1.4 Section 2.1(c) of the Agreement. The words "the Independent Director" appearing in the first line of Section 2.1(c) of the Agreement are hereby deleted and replaced with the words "any Independent Director" and the words "the Independent Director" appearing in the fourth line of Section 2.1(c) of the Agreement are hereby deleted and replaced with the words "the Independent Directors".




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      1.5 Section 8.1 of the Agreement. The definition of "Independent
Director" appearing in Section 8.1 of the Agreement is hereby amended by deleting the word "Director" and replacing it with the word "Directors".


                                   ARTICLE II
                                 MISCELLANEOUS

      2.1 General. Except as expressly set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

      2.2 Governing Law. THIS AMENDMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.

      2.3 Counterparts. This Amendment may be executed in any number of counterparts (including by means of telecopied signature pages), all of which together shall constitute a single instrument.

      2.4 Section Titles. Section titles and headings are for descriptive purposes only and shall not control or alter the meaning of this Amendment as set forth in the text hereof.

                               * * * * * * * * *


                                       2




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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                       AGRILINK HOLDINGS LLC

                                       By: its Management Committee

                                       By:    /s/ David Hooper
                                              ----------------------------------
                                       Name:  David Hooper
                                       Title: Representative


                                       VESTAR/AGRILINK HOLDINGS LLC

                                       By:    Vestar Capital Partners IV, L.P.,
                                              its Managing Member

                                       By:    Vestar Associates IV, L.P.,
                                              its General Partner

                                       By:    Vestar Associates Corporation IV,
                                              its General Partner

                                       By:    /s/ David Hooper
                                              ----------------------------------
                                       Name:  David Hooper
                                       Title: Managing Director


                                       VESTAR/AGRILINK ASSOCIATES HOLDINGS LLC

                                       By:    Vestar Associates IV, L.P.,
                                              its Manager

                                       By:    Vestar Associates Corporation IV,
                                              its General Partner

                                       By:    /s/ David Hooper
                                              ----------------------------------
                                       Name:  David Hooper
                                       Title: Managing Director















         SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECURITYHOLDERS AGREEMENT

                                      VESTAR/AGRILINK ASSOCIATES II HOLDINGS LLC

                                      By:    Vestar Associates IV, L.P.,
                                             its Manager

                                      By:    Vestar Associates Corporation IV,
                                             its General Partner

                                      By:    /s/ David Hooper
                                             -----------------------------------
                                      Name:  David Hooper
                                      Title: Managing Director


                                      PRO-FAC COOPERATIVE, INC.

                                      By:    /s/ Stephen R. Wright
                                             -----------------------------------
                                      Name:  Stephen R. Wright
                                      Title: General Manager and CEO


                                      SIGNATURE PAGES OF EMPLOYEE MAJORITY
                                      HOLDERS CONTINUED ON FOLLOWING PAGES

                                             /s/ Dennis Mullen
                                             -----------------------------------
                                                 DENNIS MULLEN

                                             /s/ Carl Caughran
                                             -----------------------------------
                                                 CARL CAUGHRAN

                                             /s/ Earl L. Powers
                                             -----------------------------------
                                                 EARL L. POWERS

                                             /s/ Lois Warlick-Jarvie
                                             -----------------------------------
                                                 LOIS WARLICK-JARVIE

                                             /s/ Stephen R. Wright
                                             -----------------------------------
                                                 STEPHEN WRIGHT

                                             /s/ Ronald Trine
                                             -----------------------------------
                                                 RONALD TRINE

                                             /s/ Linda Nelson
                                             -----------------------------------
                                                 LINDA NELSON

                                             /s/ John Clark
                                             -----------------------------------
                                                 JOHN CLARK

                                             /s/ Kent Roberts
                                             -----------------------------------
                                                 KENT ROBERTS

                                             /s/ David Ray
                                             -----------------------------------
                                                 DAVID RAY